EXHIBIT 10.54





                              Note to Exhibit 10.54



         The following Lease is substantially identical in all material respects to three additional Trust Agreements except as follows:


                                                                                                                         Rental and
                                                                                             Lease                         Related
                                                                         Aircraft            Termination                   Terms
Owner Participant                     Date                               (Tail No.)          Date

NCC Charlie                           September 10, 1998*                N575ML*             March 30, 2015*                *
Company*
NCC Charlie Company                   September 10, 1998                 N576ML              March 30, 2015                 **
General Electric Capital              November 10, 1998                  N577ML              May 12, 2015                   **
Corporation
General Electric Capital              November 10, 1998                  N578ML              May 12, 2015                   **
Corporation



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*          Filed document

**         Confidential treatment requested.